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                                                                   EXHIBIT 10.30


                                        [LOGO]

                            [SANTA MONICA BANK LETTERHEAD]


Commercial Banking Department

March 19, 1999



Mr. Dan Reavis
Executive Vice President
Intervisual Books, Inc.
2716 Ocean Park Blvd., #2020
Santa Monica, CA 90405

Dear Mr. Reavis:

Based on the 1998 fiscal year-end draft financial statements, Intervisual Books, Inc. is in violation of the following terms and conditions contained in the Business Loan Agreement dated January 15, 1998:

     "Borrower will maintain its Tangible Net Worth at a minimum of $6,000,000" (Current tangible net worth, as reported in the 1998 fiscal year-end financial statement was $4,896,000, $1,104,000 below the minimum requirement)

     "Borrower will maintain Working capital at a minimum of $1,800,000" (Current working capital as reported in the 1998 fiscal year-end financial statement is $951,000, $849,000 below the minimum requirement)

Although the Bank hereby waives the defaults, the Bank continues to reserve its rights under the above referenced Business Loan Agreement.

Should you have any questions with regard to this letter, please do not hesitate to contact me at (310) 917-6590.

Respectfully,

/s/ SAM KUNIANSKI

Sam Kunianski
Executive Vice President/
Commercial Banking Group